SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On May 23, 2003, PacifiCare Health Systems, Inc. (the “Company”) issued a press release announcing that its common stock will move to the New York Stock Exchange on June 6, 2003 under the new symbol “PHS.” A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by the Company on May 23, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: May 27, 2003	By:	/s/ Gregory W. Scott

Gregory W. Scott
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)